SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. ____)

Filed by the Registrant [x]

Filed by a Party other than the Registrant

Check the appropriate box:

[ ]     Preliminary Proxy Statement

[x]     Definitive Proxy Statement

[ ]     Definitive Additional Materials

[ ]     Soliciting Material Under Rule 14a-12

[ ]     Confidential, For Use of the Commission Only
        (as permitted by Rule 14a-6(e)(2))

                        MCKENZIE BAY INTERNATIONAL, LTD.
                (Name of Registrant as specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

               Payment of Filing Fee (Check the appropriate box):

[x]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        1) Title of each class of securities to which transaction applies:

        2) Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        4) Proposed maximum aggregate value of transaction:

        5) Total fee paid:

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        1) Amount previously paid:

        2) Form, Schedule or Registration Statement No.:

        3) Filing Party:

        4) Date Filed:



-------------------------------------------------------------------------------


                        McKenzie Bay International, Ltd.
                       37899 Twelve Mile Road, Suite 300
                       Farmington Hills, Michigan  48331

March 4, 2005

To Our Stockholders,

You are cordially invited to attend the 2005 Annual Meeting of Stockholders of McKenzie Bay International, Ltd. The meeting will be held at the Marriott Hotel, 30559 Flynn Road, Romulus, Michigan, on Thursday, April 14, 2005, at 1:30 p.m., local time.

On the following pages, you will find the Notice of Annual Meeting of Stockholders and the Proxy Statement. The Proxy Statement and enclosed proxy card are being furnished to stockholders on or about March 4, 2005. A report on McKenzie Bay's activities and its outlook for the future also will be presented at the meeting.

It is important that your shares be represented and voted at the Annual Meeting, regardless of the size of your holdings. Whether or not you plan to attend the Annual Meeting, we urge you to sign, date and return as soon as possible the enclosed proxy card. You may return your proxy card by mail or by facsimile. Please refer to the enclosed proxy card for instructions. Sending a proxy will not affect your right to vote in person if you attend the meeting. However, if you hold your stock in a broker or bank "street" account and wish to vote your shares in person at the meeting, you must obtain the appropriate documentation from your broker or bank custodian and bring it with you to the meeting.

Since our last annual meeting, we have submitted a Request for Qualification in response to the invitation by World Trade Center Properties, LLC for the development, installation, operation and maintenance of a "vertical wind farm" to be located in the upper section of the Freedom Tower in New York City. The outcome of this submission has not yet been determined. We have seen the first installation of a 100 kilowatt vertical axis wind turbine in Rouyn Noranda, Quebec. Our shares have been authorized for quotation on the Over-The-Counter Bulletin Board since December 22, 2004.

It is our goal that before the next annual meeting, we will see commercialization of the WindStor System and will have revenues to report to you. I believe that our future is now on the near horizon and it looks bright!

					Respectfully,

			              /s/ Gary L. Westerholm
			              -----------------------
Brighton, Michigan		      Gary L. Westerholm
March 4, 2005			      President and Chief Executive Officer

           Whether you plan to attend or not, your Vote is Important, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY.





                        McKenzie Bay International, Ltd.
                       37899 Twelve Mile Road, Suite 300
                       Farmington Hills, Michigan  48331

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

The Annual Meeting of Stockholders of McKenzie Bay International, Ltd. will be held at the Marriott Hotel, 30559 Flynn Road, Romulus, Michigan, on Thursday, April 14, 2005, at 1:30 p.m., local time, for the following purposes:

(1)	To elect nine directors;

(2)	To ratify the appointment of BDO Seidman, LLP as the independent auditors of the Company for the current fiscal year.

(3)	To conduct such other business as may properly come before the meeting.

Only stockholders of record as of the close of business on February 21, 2005 are entitled to notice of and to vote at the Annual Meeting.

A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2004 as filed with the SEC is enclosed with this Notice.

	By Order of the Board of Directors
	/s/ Donald C. Harms
	-----------------------
	Donald C. Harms
	Secretary

March 4, 2005
Farmington Hills, Michigan


           Whether you plan to attend or not, your Vote is Important, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY.

                        MCKENZIE BAY INTERNATIONAL, LTD.
                       37899 Twelve Mile Road, Suite 300
                        Farmington Hills, Michigan 48331


                         ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON APRIL 14, 2005


                                PROXY STATEMENT

This Proxy Statement and the enclosed proxy card are being first sent or given by McKenzie Bay International, Ltd. (the "Company") to holders of its common stock on or about March 4, 2005, in connection with the solicitation of proxies by the Board of Directors to be voted at the 2005 Annual Meeting of Stockholders which will be held on Thursday, April 14, 2005, at 1:30 p.m., local time, and at any adjournment(s) of that meeting. The Annual Meeting will be held at the Marriott Hotel, 30559 Flynn Road, Romulus, Michigan.

The purpose of this Annual Meeting is to consider and vote upon: (a) the election of nine directors; (b) the ratification of the appointment of BDO Seidman, LLP as the independent auditors of the Company for the current fiscal year; and (c) the transaction of any other business that may properly come before the meeting. Proxies in the accompanying form, if properly executed, duly returned to the Signature Stock Transfer, Inc. at the address thereon and not revoked, will be voted at the Annual Meeting. If you specify a choice, the shares represented by proxy will be voted as specified. If you do not specify a choice, your shares represented by proxy will be voted for the election of all nominees named in this Proxy Statement and in accordance with the discretion of the person named as proxy on any other matters that may come before the meeting or any adjournment of the meeting.

The presence in person or by proxy of the holders of a majority of shares entitled to vote at the meeting is necessary to constitute a quorum. For purposes of determining the presence or absence of a quorum for the transaction of business at the meeting, all shares for which a proxy or vote is received, including abstentions and shares represented by a broker vote on any matter, will be counted as present and represented at the meeting.

If you sign and return the enclosed proxy card (either by mail or facsimile) you may revoke it at any time before it is exercised by delivering a written notice of revocation to the Secretary of the Company at the address set forth above or by attending and voting at the Annual Meeting.

The Company does not know of any matter to be presented for consideration at the Annual Meeting other than that stated in the Notice of Annual Meeting of Stockholders. If any other matter should properly come before the meeting, the person named in the proxy will have discretionary authority to vote in accordance with their judgment.

                               VOTING SECURITIES

Holders of record of common stock, $0.001 par value ("Common Stock"), at the close of business on February 21, 2005, are entitled to notice of and to vote at the Annual Meeting of Stockholders and at any adjournment of the meeting. On February 21, 2005, the record date, 30,712,914 shares of the Company's Common Stock were issued and outstanding. You are entitled to one vote on each matter presented for stockholder action for each share of Common Stock registered in your name at the close of business on the record date. You cannot vote your shares unless you are present at the Annual Meeting or represented by proxy.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information as of February 21, 2005 with respect to any person who is known to the Company to be the beneficial owner of more than 5% of the Company's common stock, which is the only class of the Company's outstanding voting securities, and as to common stock beneficially owned by the Company's directors and officers and directors as a group:


Name and 	              Beneficially Owned (1)(2)  Approximate
Address of Beneficial Owner   Percent of Class           Shares of Common Stock
-------------------------------------------------------------------------------

Gary L. Westerholm
3362 Moraine Drive
Brighton, Michigan 48114           13.2%	             5,429,700 (3)


John W. Sawarin
143 Windsor Ave.
London, ONT Canada N6C 2A          16.0%	             2,469,600 (4)


Stephen D. and Karen A. McCormick
PO Box 1254
Bismarck, ND 58502                 23.7%	             9,770,048 (5)


Gregory N. Bakeman
975 Spaulding Avenue SE
Ada, Michigan 49301                 1.7%	               718,700 (6)


Rocco J. Martino
1468 Gary Wood Drive
Burr Ridge, Illinois 60527          2.2%	               894,698 (7)

Donald C. Harms
37899 Twelve Mile Road
Farmington Hills, Michigan 48331     (9)	               198,918 (8)

Doris F. Galvin
19495 Sibley Road
Chelsea, MI 48118                    (9)	                71,167 (10)

John A. Popp
PO Box 2917
Midland, MI 48640                    3.1% 	             1,285,930 (11)


John DiMora
17640 White Pine Court
Northville, MI 48167                 1.3%	               549,468 (12)


Officers and directors
as a group (9 persons)              51.9% 	             21,388,229 (13)
________________________
(1)	Unless otherwise noted below, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

(2)	For purposes hereof, a person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon the exercise of warrants or options or the conversion of convertible securities. Each beneficial owner's percentage ownership is determined by assuming that any such warrants, options or convertible securities that are held by such person (but not those held by any other person) and which are exercisable within 60 days from the date hereof, have been exercised or converted.

(3)	Includes (a) 200,000 shares owned by Mr. Westerholm's spouse, (b) 87,500 shares owned by Mr. Westerholm's son who resides in his household, (c) 3,957,700 shares held by the Westerholm Family Living Trust as to which Mr. Westerholm and his spouse are co-trustees and (d) 1,180,000 shares that can be acquired by Mr. Westerholm upon exercise of options and warrants. Does not include an aggregate of 100,000 shares that can first be acquired by Mr. Westerholm upon exercise of an option more than 60 days from the date of this Annual Report.

(4)	Includes (a) 754,600 shares owned by Mr. Sawarin's spouse, (b) 855,000 shares that can be acquired by Mr. Sawarin upon exercise of options, and (c) 60,000 shares that can be acquired by Mr. Sawarin's spouse upon exercise of options.

(5)	Includes (a) 2,535,018 shares owned jointly by Mr. McCormick and his spouse, (b) 938,063 shares owned by a company of which Mr. McCormick is an affiliate and (c) 6,216,667 shares that can be acquired by Mr. McCormick upon exercise of options.

(6)	Includes (a) 13,700 shares owned by Mr. Bakeman's spouse, (b) 700 shares owned by Mr. Bakeman's minor children, and (c) 705,000 shares that can be acquired by Mr. Bakeman upon exercise of options. Does not include an aggregate of 100,000 shares that can first be acquired by Mr. Bakeman upon exercise of an option more than 60 days from the date of this Annual Report.

(7)	Represents (a) 560,055 shares owned by Martino Investment Partners,
L.P., general partners of which are Mr. Martino and his spouse, (b) 230,000 shares that can be acquired upon exercise of options and (c) 104,643 shares that can be acquired upon exercise of warrants.

(8)	Represents (a) 55,168 shares owned by Harms Family Living Trust, the sole beneficiaries and co-trustees of which are Mr. Harms and his spouse and (b) 93,970 shares that can be acquired upon exercise of options.

(9)	Less than 1%.

(10) Includes 39,167 shares that can be acquired upon exercise of options.

(11) Represents (a) an aggregate of 405,440 shares held by Mr. Popp and his Individual Retirement Accounts, (b) 19,990 shares owned by Mr. Popp's spouse,
(c) 328,900 shares owned by MAP Mechanical Contractors, Inc. of which Mr. Popp is an affiliate, (d) 206,700 shares owned by MAP Mechanical Contractors, Inc. Profit Sharing Plan, (e) 299,900 shares owned by MAP Mechanical Contractors, Inc. Pension Plan and (f) 25,000 shares that can be acquired upon exercise of options.

(12)Represents (a) 7,000 shares held by Mr. DiMora, (b) 75,000 shares held jointly by Mr. DiMora and his spouse, (c) 292,735 shares held by DiMora and Associates Inc. of which company Mr. DiMora is an affiliate, (d) 33,333 shares of common stock which may be acquired upon conversion of a promissory note, (e) 37,500 shares which may be acquired upon exercise of warrants and (f) 103,900 shares that can be acquired upon exercise of options.

(13)See notes above.


                             ELECTION OF DIRECTORS

The Company's Board of Directors is currently set at nine members, all of whom are standing for reelection. The nominees for reelection are as follows:

                               Gary L. Westerholm
                               Gregory N. Bakeman
                                John W. Sawarin
                                Rocco J. Martino
                              Stephen D. McCormick
                                Donald C. Harms
                                Doris F. Galvin
                                 John J. DiMora
                                  John A. Popp

The nominees presently are directors of the Company whose terms will expire at the 2005 Annual Meeting of Stockholders. Unless otherwise directed by a stockholder's proxy, the person named as proxy intends to vote for the nominees identified above. Each of the nominees has consented to being named in this Proxy Statement and to serve if elected. If any nominee is unable to serve or is otherwise unavailable for election, which is not now anticipated, the Board of Directors may or may not select a substitute nominee. If a substitute nominee is selected, all proxies will be voted for the election of the substitute nominee designated by the Board of Directors. If a substitute nominee is not selected, all proxies will be voted for the election of the remaining nominees. Proxies will not be voted for a greater number of persons than the number of nominees named in this Proxy Statement. Each director shall hold office until such director's successor is elected and qualified or until such director's earlier resignation or removal.

Gary L. Westerholm (age 60) has been a director since 1999 and has served as President and Chief Executive Officer since February 1999. In 1996, Mr. Westerholm co-founded McKenzie Bay Resources. Mr. Westerholm, a certified public accountant, established the certified public accounting firm of Gary Westerholm CPA, PC in 1981, which operated until Mr. Westerholm sold the firm in 1995. In 1985, Mr. Westerholm co-founded London Aggregate Ltd., an open-pit mining company which was sold to SE Johnson & Company in 1994. In 1995, Mr. Westerholm was a registered representative of Linsco Private Ledger, a stock brokerage firm located in Plymouth, Michigan until he resigned in 1997 to found the Company. Mr. Westerholm is a member of the Michigan Association of Certified Public Accountants and the American Institute of Certified Public Accountants.

Gregory N. Bakeman (age 49) has been a director since 2000 and has served as Chief Financial Officer since February 2001 and Treasurer since December 2001. Before joining the Company, Mr. Bakeman was President and Chief Executive Officer of Newlefe Group, Inc., a corporate finance consulting company. From 1999 to 2000, Mr. Bakeman served as Chief Financial Officer of Micro-C Technologies, Inc., a manufacturer of computer chip production equipment, which was sold to Kokusai Electric, Ltd. in March 2000. From 1997 to 1999, Mr. Bakeman was a Vice President in the Investment Banking Department of First of Michigan Corporation (a Fahnestock & Co. wholly owned subsidiary). From 1996 to 1997, Mr. Bakeman served as Vice President-Business Development with Fleet Capital Corporation, an asset based lending company.

John W. Sawarin (age 70) has been a director since 1999 and has served as Secretary since 1999 and Vice President-Product Marketing since January 2003. Mr. Sawarin previously served as Treasurer from 1999 to March 2002. In 1996, Mr. Sawarin co-founded McKenzie Bay Resources. From 1961 to 1996, Mr. Sawarin was employed by Sandoz Canada Inc., a subsidiary of Sandoz Pharma AG, in various capacities, including from 1982 to 1996 serving as Regional Sales Manager, National Training and Development Manager and National Sales Manager. From 1987 to 1990, Mr. Sawarin was a director, and from 1990 to 1992 Chairman, of the Association of Pharmaceutical Medical Representatives (now named Consul for Continuing Pharmaceutical Education), the education division of the Pharmaceutical Manufacturers Association of Canada. From 1996 to 1998, Mr. Sawarin served as a consultant to Novartis Pharma Canada, a division of Novartis International AG, the company formed as a result of the merger of Sandoz and Ciba-Giegy Corp.; Bioniche Inc., a biotechnology company then located in London, Ontario; and to Zymaxx Communications, a publishing company then located in London, Ontario. Since 1996, Mr. Sawarin had been Secretary, Treasurer and a director of a Quebec mining company, Xemac Resources, Inc., (listed on the Canadian Venture Exchange under the symbol "XEM"). On March 25, 2004 Xemac gained approval for consolidation of its common shares and the trading of the new shares under the name of Abitex Resources Ltd. Abitex is trading on the TSX Venture Exchange under the symbol "ABE". Mr. Sawarin remains as a director.

Rocco J. Martino (age 50) has been a director since 1999. Since 1989, Mr. Martino, a certified public accountant, has been a partner with LaSalle Capital Group Inc., a private equity group that pursues the acquisition of small- to middle-market companies, principally in the manufacturing and niche-distribution sectors. In late 2004, LaSalle Capital Group raised a $100 million S.B.I.C fund. Mr. Martino is a general partner of the fund. Mr. Martino worked for Price Waterhouse in Chicago from 1979 to 1989, spending his last six years in the Mergers and Acquisitions Group. After being promoted to partner at Price Waterhouse, Mr. Martino joined LaSalle Capital Group. Since 1995, Mr. Martino has been the chairman of the general partnership that manages National Metalwares, L.P., a manufacturer, fabricator and finisher of welded steel tubing and tubular components. Since 1992, Mr. Martino has served as director of Precision Products Group, Inc., a producer of precision custom springs and tubes for various industries, including automotive, electrical, office equipment, agricultural and medical. Since 2000, Mr. Martino has been Chairman of Simplex Manufacturing Company, a manufacturer of aviation fire suppression systems, agricultural spraying systems and other airborne accessory systems. Since, late 2004, Mr. Martino sits on the board of LaSalle Capital Group L.P.'s first fund investment, Violet Packaging. Violet Packaging is a tomato processing manufacturer of high end, all natural, tomato sauces and pizza sauces. From 1989 to 2000, Mr. Martino was a director and general partner of one of the two general partners of Wm. E. Wright L.P., a manufacturer and distributor of various sewing notions and craft items sold through numerous retail and industrial outlets. Mr. Martino earned a Bachelors degree in Business Administration- Finance from Notre Dame University in 1976, and a Masters degree in Business Administration from Loyola University, Chicago, in 1978.

Stephen D. McCormick (age 59) has been a director since July 26, 2002. Since 1997, Mr. McCormick has served as President of McCormick Incorporated, a holding company that owns businesses involved in the construction industry. Since 1987, Mr. McCormick has served as Executive Vice President of Northern Improvement Company, a company focused on road building and movement of earth materials, and Vice President of McCormick Construction Equipment Company, both subsidiaries of
McCormick Incorporated.   Mr. McCormick joined Northern Improvement Company in
1969 and served in various positions, including Field Supervisor from 1969 to 1971, Field Operations Manager from 1971 to 1975, Vice President of Operations and Equipment from 1975 to 1984 and Senior Vice President of Operation from 1984 to 1987. From 1967 to 1969, Mr. McCormick served in the United States Army in the US Army Corp of Engineers.

Donald C. Harms (age 63) has been a director since November 12, 2002. Mr. Harms is a principal of Larson, Harms & Bibeau, P.C., a law firm located in Farmington Hills, Michigan. Mr. Harms has served as outside general counsel to the Company since April 1999.

Doris F. Galvin (age 50) has been a director since March 1, 2004. Since July 2004, Ms. Galvin has been Senior Vice-President - Corporate Development of SEMCO Energy, Inc., a gas distribution company. For approximately 2 1/2 years prior to that time, Ms. Galvin was self-employed as a consultant. From 1979 to 2002, Ms. Galvin was employed by CMS Energy, holding numerous positions including Vice President & Treasurer, and leaving the company as Senior Vice President - Global Development. CMS Energy is a utility holding company. Ms. Galvin is also the owner of a fine arts gallery in Chelsea, Michigan.

John J. DiMora (age 57) has been a director since May 1, 2004. Mr. DiMora is the owner and operating principal of Keller Williams Realty, a regional real estate sales franchise which owns 22 offices throughout Michigan and northern Ohio. Mr. DiMora is also the owner and operating principal of Keller Williams Northville Market Center, a realty office in Northville, Michigan.

John A. Popp (age 68) has been a director since May 1, 2004. Mr. Popp was the founder and is presently the Chairman of the Board of M.A.P. Mechanical Contractors, Inc. of Midland, Michigan. He is the founder and presently Secretary and Treasurer of Enviro Tech Coatings, LLC, a high-tech metal coating business and is also the founder of Space Venture, LLC, a real estate development company in the State of Michigan.

Vote Required

A plurality of the shares present in person or represented by proxy and entitled to vote on the election of directors is required to elect directors. For the purpose of counting votes on this proposal, abstentions, broker non-votes and other shares not voted will not be counted as shares voted on the election.

Board of Directors Recommendation

The Board of Directors recommends that the stockholders vote "FOR" the re-election of each of the nominees.


                             SIGNIFICANT EMPLOYEES

Jacquelin Dery (age 64) has been an Executive Officer and Director of Dermond, Inc. since 1966. He is a professional engineer educated at Ecole Polytechnique, University of Montreal, with a degree in electrical engineering. In 1996, he co-formed Dermond, Inc. to improve existing vertical axis wind turbine technology to fulfill the specific needs of isolated diesel-driven electrical grids. From 1974 to 1996, he worked for Hydro-Quebec where he was responsible for overall management of a $140,000,000.00 project to build a new 70MW diesel-driven power plant, provided technical direction over conceptual engineering, detail engineering, installation and testing of a $28,000,000.00 project for a new type of 4MW vertical axis wind power generator, and provided direction of a technical study aimed at replacing a 10MW emergency diesel power plant in the Gentilly nuclear facility. Prior to joining Hydro-Quebec from 1971 to 1974, he worked for Sonatrach, Skikda, Algeria where he implemented a maintenance management system in a newly-built Natural Gas Liquefaction plant. From 1968-1971, he worked for the Atomic Energy Of Canada Ltd, Whiteshell Nuclear Research Establishment, Pinawa, Manitoba, Canada, where he performed conceptual studies and direction of detail engineering for installing experimental research loops at the Nuclear Research Establishment, including in-core nuclear reactor experimental loops. Mr. Dery is a Member of "Ordre des Ingenieurs du Quebec."

Laurent B. Mondou (age 65) has been an executive officer and director of Dermond since 1966. He is a Professional Engineer, educated at Ecole Polytechnique, University of Montreal with a degree in Civil Engineering, and ecole des Hautes Etudes Commerciales, University of Montreal, Montreal, Quebec, Canada where he has a degree in Business Administration. In 1996 he co-formed Dermond. From 1995-1996 and 1990-1991, he worked for Kamyr Enterprises Inc. where he prepared market studies, a 3-year strategic plan, project proposals and was the contact for senior executives in pulp and paper industries and government authorities. From 1993 to 1994, he worked for gestion Lehoux et Tremblay Inc. where he provided engineering for revamping power and pulp and paper plants, prepared studies on cogeneration plants and gave construction expertise. From 1991 to 1992 he worked for Arno Electric Ltd. where he developed a mechanical and piping division for industrial sectors, including aluminum, pulp and paper, hydraulic power, electrical substations and cogeneration. From 1989 to 1990, he worked for Dominion Bridge where he developed a mechanical and piping division for industrial sectors including aluminum, pulp and paper, hydraulic power, electrical substations, cogeneration, refinery and metallurgy. From 1974 to 1989, he worked for BG Checo International Ltd. where he lead business development for industrial projects such as petro-chemistry, pulp and paper, metallurgy and oil rigs. From 1963-1973 he provided construction management on industrial projects for SNC Inc. Mr. Mondou is a Member of "Ordre des Ingenieurs du Quebec."

Michel Garon (age 53) has been General Manager of Lac Dore since November 2002. Mr. Garon's career has been in mining, performing a variety of management functions for more than 20-years. From 1995 until joining Lac Dore Inc. in November 2002, Mr. Garon was General Manager for Noranda's Matagami Mine, in charge of two underground mining operations (annual operating budget - $35MM), including a concentrator and all the ancillary services. He was also responsible for the construction and development of a new underground operation (investment - $85 MM). He was Vice President of smelting operations for the Brunswick Mining and Smelting Corporation Ltd in New Brunswick, Manager of the Opemiska Division of Minnova Inc. including three underground mines, a concentrator and all the ancillary services, and was superintendent of several operations from 1981 - 1987. Mr. Garon has a Masters in Applied Sciences, ecole Polytechnique of Montreal, 1976 and Bachelor in Applied Sciences, Mining Engineering, ecole Polytechnique of Montreal, 1975.

Jan Mracek (age 48) has been Director of Technology of Lac Dore since January, 2003. Mr. Mracek is a Metallurgist with 22 years of experience in hydrometallurgy, in both research and plant operations. Mr. Mracek was responsible for technical research, design and commissioning of new technologies, including the development of an innovative vanadium recovery and refining process for McKenzie Bay. In operations, he focused on new technologies and improved plant performance. His responsibilities have included process selection, development and design; preparation of P&IDs and flow sheets; vendors evaluation; and selection of process equipment. Mr. Mracek has worked as a Metallurgist for SNC-Lavalin Engineers & Contractors Inc., Toronto, Ontario and Rustenburg Base Metals Refiners (Pty) Ltd., Rustenburg, South Africa; Plant Superintendent, Rhombus Vanadium (Pty) Ltd., Rustenburg, South Africa; Technical Development Manager, Hydrometallurgical Plant Bruntal, Bruntal, Czech Republic, and Researcher to Head of Metals Productions Department, Research Institute of Metals, Panenske Brezany, Czech Republic. Mr. Mracek has a PhD, Physical Metallurgy, Institute of Chemical Technology, Prague, Czech Republic, 1987 and MSc, Chemical Technology and Metallurgy, Institute of Chemical Technology, Prague, Czech Republic, 1980.

Jonathan C. Hintz (age 45) has been a Senior Project Manager of WindStor Power Company since August 2004 and was recently appointed Vice President - Operations. Mr. Hintz brings more than 15 years of general and project management engineering and quality control expertise from highly-technical environments to WindStor Power Company. From 2003 until joining WindStor Power Company, Mr. Hintz was Senior Systems Engineer with the Benman Companies. From 1999 until 2003, Mr. Hintz was a Vice President of Technical Operations with Capricorn Diversified Systems and from 1993 until 1999 he was an Engineering Manager and Area Office Manager with Clover Technologies (a wholly-owned company of Ameritech).

Reference is made to the disclosure in the accompanying Annual Report on Form 10-KSB with respect to the Company's arrearage in the payment of salaries to its significant employees.

                         BOARD COMMITTEES AND MEETINGS

The Company's Board of Directors, which is responsible for the overall management of the business and affairs of the Company, held eleven meetings during the last fiscal year. Each director attended 75% or more of the aggregate of the total number of meetings of (a) the Board of Directors held during the period in which that person was a director and (b) all committees of the Board of Directors held during the period in which that person was a member of the respective committees.

The Board of Directors has established three standing committees: the Audit Committee, the Compensation Committee and a Corporate Governance Committee. Because, however, in the opinion of the Board of Directors the issues of compensation and corporate governance are at this point in the life of the corporation with the short-term and long-term planning of the Company in its start-up phase, the two latter committees did not act independently during the past fiscal year. These two committees are expected to become much more active as the Company anticipates moving into the commercialization phase of its business in 2005.

Audit Committee.  The Audit Committee is responsible for, among other things:
(a) retaining, overseeing, evaluating and, if appropriate, terminating the independent auditors (subject to stockholder approval); (b) annually reviewing the performance of the independent auditors and the Company's internal audit function; (c) at least annually, reviewing all relationships between the independent auditors and the Company to assess independence; (d) overseeing the Company's financial reporting process on behalf of the Board of Directors; (e) approving the nature and scope of services to be performed by the independent auditors and reviewing the range of their fees for such services; (f) reviewing the Company's financial statements that are included in the Company's reports on Form 10-KSB and Form 10-QSB; (g) reviewing the Company's accounting and financial controls, including the Company's policies and systems with respect to risk assessment and risk management; (h) establishing and maintaining procedures for the receipt, retention and treatment of complaints regarding accounting and auditing matters; and (i) reviewing the results of the annual audit and policies and practices regarding conflicts of interest and compliance with laws, rules and regulations.

The members of the Audit Committee during the past fiscal year were initially Messrs. Martino (Chairman) and McCormick. On March 1, 2004, Ms. Galvin was appointed by the Board of Directors to the Audit Committee to replace Mr. McCormick. Each member of the Audit Committee is independent within the definition of independence in Rule 4200(a)(15) of NASDAQ's listing standards. The Audit Committee operates under a written charter for the Audit Committee, a copy of which is attached to this Proxy Statement as Exhibit "A". During the fiscal year ended September 30, 2004, the Audit Committee held 4 meetings.

Compensation Committee. The Board of Directors has established a charter for the Compensation Committee which will be responsible for, among other things:
(a) recommending the cash and other incentive compensation, if any, to be paid to the Company's Executive Officers; (b) determining the individuals to whom and the terms upon which options will be granted under stock-based compensation plans approved by the Board of Directors; (c) the number of shares to be subject to each option; and (d) the form of consideration that may be paid upon the exercise of an option. During the fiscal year ended September 30, 2004, the Board of Directors acted as a Compensation Committee. The members of the Compensation Committee are Stephen D. McCormick and John A. Popp .

The Board of Directors does not have a standing nominating committee or committee performing similar functions. The basis of the view of the Board of Directors that it is appropriate not to have such committee is that a majority of the members of the Board of Directors are independent within the definition of independence in Rule 4200(a)(15) of NASDAQ's listing standards. Each of the Company's directors participates in the consideration of director nominees. The Company does not pay a fee to any third party or parties to identify or evaluate or assist in identifying or evaluating potential nominees.

The Board of Directors does not provide a process for securities holders to send communications to it. The basis of the view of the Board of Directors that it is appropriate not to have such process is that securities holders have communicated regularly with the Company's investor relations consultant and with the officers of the company and these communications are brought to the Board of Directors on an informal basis.

The Company encourages its directors to attend Annual Meetings of Stockholders. All of the directors attended the Company's last Annual Meeting either in person or by telephone.

Stockholder Nominations. The Board of Directors will consider nominees recommended by stockholders if the following procedures are satisfied. A stockholder of record of shares of a class entitled to vote at any meeting of stockholders called for the election of directors (an "Election Meeting") may make a nomination at the Election Meeting if, and only if, that stockholder first has delivered a notice to the Company, not less than 15 days nor more than 45 days before the Election Meeting; provided, however, that if the Company gives less than 30 days notice of the date of the Election Meeting or if the only public disclosure of the date of the Election Meeting is the written notice of the Election Meeting delivered to stockholders, a stockholder must deliver the notice no later than the close of business on the 10th day following the day on which the notice of the Election Meeting was mailed or the public disclosure of the meeting was made.

The stockholder's notice must set forth with respect to each proposed nominee:
(a) the name, age, business address and residence address of the nominee; (b) the principal occupation or employment of the nominee; (c) the class and number of shares of capital stock of the Company that are beneficially owned by the nominee; (d) a statement that the nominee is willing to be nominated and to serve; and (e) such other information concerning the nominee as would be required under the rules of the Securities and Exchange Commission to be included in a proxy statement soliciting proxies for the election of the nominee. The stockholder's notice also must set forth the stockholder's name, address and the class and number of shares of capital stock of the Company that the stockholder beneficially owns.

Compensation of Directors At the beginning of each of the Company's fiscal years, each of the Company's directors receives a 10-year option for the purchase of 50,000 shares of the Company's common stock, exercisable at the fair market value of the shares on the first trading day of October in each year. A director who has or will serve on the Board of Directors for less than an entire fiscal year will be granted an option to purchase a pro-rata number of shares. The options are fully vested upon grant.

The Company has no other arrangements pursuant to which any of the Company's directors were compensated during the fiscal year ended September 30, 2004 or, except as otherwise set forth below, are expected to be compensated in the future for any service provided as a director.

In February 2004, the Company extended the termination date from March 14, 2004 to September 15, 2008 of options to purchase an aggregate of 300,000 shares of the Company's common stock previously granted to Gary L. Westerholm, Gregory N. Bakeman, John W. Sawarin and Rocco J. Martino. The options are exercisable at $1.00 per share.

In November 2004, the Company granted options to its directors for the purchase of shares of its common stock as follows:

	             NUMBER OF SHARES
NAME                 UNDERLYING OPTIONS
------------------------------------------
Gregory N. Bakeman	100,000
John DiMora	         25,000
Doris F. Galvin 	 39,167
Donald C. Harms	         50,000
Rocco J. Martino	 60,000
Stephen D. McCormick	 50,000
John Popp	         25,000
John W. Sawarin	         75,000
Gary L. Westerholm	100,000

The options are exercisable at $1.35 a share and expire on September 30, 2014.

Beginning in December 2004, the Company will compensate each of the independent members of the Company's Board of Directors at the annual rate of $10,000 to accrue and to be paid when the Board of Directors determines that there are sufficient funds.

                             AUDIT COMMITTEE REPORT

During fiscal 2004, the Audit Committee met with the Chief Financial Officer and representatives of Deloitte & Touche, LLP until its dismissal and then representatives of BDO Seidman, LLP. At these meetings, candid discussions of financial management, accounting and internal control issues took place.

The Audit Committee discussed with the auditors that they are retained by the Audit Committee and that the auditors must raise any concerns about the Company's financial reporting and procedures directly with the Audit Committee. Based on these discussions with the independent auditors, the Audit Committee believes that it has a basis for its oversight judgments and for recommending that the Company's audited financial statements be included in the Company's annual report on form 10-KSB for the fiscal year ending September 30, 2004. The Committee reviewed and discussed the audited financial statements with the Company's management and discussed with BDO Seidman the independent auditors for the Company, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees as Amended. The Audit Committee has received from BDO Seidman, LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Audit Committee has discussed with BDO Seidman, LLP that firm's independence. The Audit Committee has concluded that BDO Seidman, LLP is independent from the Company and its management.

Based upon its review and the discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the audited, consolidated financial statements for the Company be included in the Company's annual report on form 10-KSB for the fiscal year ending September 30, 2004.

The Audit Committee has reviewed and discussed the fees paid to Deloitte & Touche, LLP and to BDO Seidman, LLP during the fiscal year ending September 30, 2004 for audit and audit-related services which are set forth in this Proxy Statement under "Fees Paid to Independent Auditors".


Respectfully submitted,

Rocco J. Martino, Chairman
Doris F. Galvin

RATIFICATION OF  THE APPOINTMENT OF BDO SEIDMAN, LLP AS THE INDEPENDENT AUDITORS
                   OF THE COMPANY FOR THE CURRENT FISCAL YEAR

The Board of Directors wishes to obtain from the stockholders their approval for the appointment of BDO Seidman, LLP, as the Company's independent auditors for the fiscal year ending September 30, 2005. Representatives of BDO Seidman, LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions. If the ratification of the appointment of BDO Seidman, LLP is not approved by the stockholders, the adverse vote will be considered a directive to the Board of Directors to select other independent certified public accountants to serve as the Company's auditors for the current fiscal year.

Changes in Accountants

In February 17, 2003 the Board of Directors approved the resignation of KPMG LLP as the Company's independent registered chartered accountants. The report of KPMG LLP on the Company's financial statements as of and for the fiscal year ended September 30, 2002 contained a going concern opinion but did not contain an adverse opinion or a disclaimer of opinion, and was not modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Company and KPMG LLP concerning any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the Company's consolidated financial statements for the fiscal year ended September 30, 2002

The Company dismissed Deloitte & Touche LLP, Rouyn-Noranda, Canada office, as its auditors effective August 16, 2004. Deloitte & Touche LLP were the Company's independent registered chartered accountants through the date of their dismissal.

During the Company's association with Deloitte & Touche LLP, as independent registered chartered accountants until Deloitte & Touche LLP dismissal, there were no disagreements with Deloitte & Touche LLP within the meaning of Item 304 of Regulation S-B on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to Deloitte & Touche LLP's satisfaction, would have caused Deloitte & Touche LLP to make reference to the subject matter of the disagreements in connection with its report.

Deloitte & Touche LLP audited the Company's financial statements for the fiscal year ended September 30, 2003. Deloitte & Touche LLP's report for this period did not contain an adverse opinion or a disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principles, except that the report indicated that the Company had suffered recurring losses and had a deficiency in assets that raise substantial doubt about the Company's ability to continue as a going concern. During the Company's association with Deloitte & Touche LLP as independent registered chartered accountants until Deloitte & Touche LLP's dismissal, there were no reportable events within the meaning of
Item 304(a)(1)(iv)(B) of Regulation S-B.

On August 16, 2004 the Company engaged BDO Seidman, LLP as its principal independent accountants for the fiscal year ended September 30, 2004. The decision to engage BDO Seidman LLP was approved by the Audit Committee of the Board of Directors.

Fees Paid to Independent Auditors

Audit Fees

The aggregate fees billed for the Company's fiscal years ended September 30, 2004 and September 30, 2003 for professional services rendered by the principal accountants for the audit of the Company's annual financial statements and review of financial statements included in Forms 10-QSB for services that are normally provided by the accountants in connection with statutory and regulatory filings or engagements for those fiscal years were $288,577 and $138,388 respectively. Of the foregoing, $100,000 was billed by BDO Seidman, LLP

Audit-Related Fees

No fees were billed in either of the fiscal years ended September 30, 2004 and September 30, 2003 for assurance and related services by the principal accountants that were reasonably related to the performance of the audit or review of the Company's financial statements which are not reported under the "Audit Fees" above

Tax Fees

The aggregate fees billed in each of the fiscal years ended September 30, 2004 and September 30, 2003 for professional services rendered by the principal accountants for tax compliance, tax advice and tax planning were $10,387 and $54,173 respectively. The nature of the services comprising those fees were tax return preparation and preparation of previous period refund claims. Of the foregoing, $786 was billed by BDO Seidman, LLP.

All Other Fees

No fees were billed in either of the fiscal years ended September 30, 2004 and September 30, 2003 for products and services provided by the principal accountants other than the services reported above.

The Audit Committee is responsible for reviewing the terms of any proposed engagement of the independent auditor for non-audit services and for pre-approving all such engagements. In providing any pre-approval, the Audit Committee considers whether the services to be approved are consistent with the SEC's rules on auditor independence. All of the services described under the caption "Fees Paid to Independent Auditors" were approved by the Audit Committee.

Vote Required

The affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject is required to ratify the appointment. For the purpose of counting votes on this proposal, abstentions, broker non-votes and other shares not voted will not be counted as shares voted on the election.

Board of Directors Recommendation

The Board of Directors believes that ratification of the appointment of BDO Seidman, LLP is in the best interests of the Company and its stockholders and, accordingly, recommends a vote "FOR" the ratification of the appointment of BDO Seidman, LLP as the Company's auditors for the current fiscal year.


                            EXECUTIVE COMPENSATION.

Summary Compensation Table

The following table discloses all plan and non-plan compensation awarded to, earned by, or paid to the following for all services rendered in all capacities to us and the Company's subsidiaries: (a) all individuals serving as the Company's chief executive officer (CEO) or acting in a similar capacity during the fiscal year ended September 30, 2004, regardless of compensation level and
(b) the Company's four most highly compensated executive officers other than the CEO who were serving as executive officers at September 30, 2004 and whose total annual salary and bonus, as so determined, was in excess of $100,000; (c) up to two additional individuals for whom disclosure would have been provided pursuant to (b) of this paragraph but for the fact that the individual was not serving as an executive officer of us at September 30, 2003 and whose total annual salary and bonus, as so determined, was in excess of $100,000 (the "Named Executive Officers"):
                                                            Long Term
                                                           Compensation
                                                           ------------
                                       Annual
                                     Compensation
                                     ------------              Awards
                                                             Securities
                                                         Underlying Options
Name and Principal Position   Fiscal Year     Salary  (shares of common stock)
-------------------------------------------------------------------------------

Gary L. Westerholm,
President and CEO	         2004        $121,000    100,000  shares
                                 2003        $115,500    200,000  shares
                                 2002        $102,262    200,000  shares

Gregory N. Bakeman,
Treasurer and CFO	         2004        $115,500    100,000  shares
                                 2003        $110,250    200,000  shares
                                 2002         $89,282     50,000  shares

The aggregate amount of any perquisites and other personal benefits, securities or property paid or given by us to any of the Named Executive Officers in any of the fiscal years was less than 10% of the total of annual salary of the respective Named Executive Officer.

During the fiscal year ended September 30, 2004, the Company did not adjust or amend the exercise price of stock options previously awarded to any of the Named Executive Officers, whether through amendment, cancellation or replacement grants, or any other means.

Option Grants Table

The following table provides certain information concerning individual grants of stock options made during the fiscal year ended September 30, 2004 to each of the Named Executive Officers:

                                  Option Grants in Fiscal Year Ended September 30, 2004
                       ----------------------------------------------------------------------
                                               Individual Grants
--------------------------------------------------------------------------------------------------------
    Name	Number of Securities     % of Total Options Granted    Exercise or
                Underlying Options        to Employees in Fiscal Year  Base Price ($/Sh) Expiration Date
                                         (shares of common stock)
--------------------------------------------------------------------------------------------------------

Gary L. Westerholm	100,000   	       30.77% 	                $1.88	          9/30/2013
Gregory N. Bakeman	100,000 	       30.77%	                $1.88 	          9/30/2013



In December 2004 the Company granted an option for the purchase of 150,000 shares to each of Messrs. Bakeman and Westerholm under the Company's 2001 Employee Incentive Stock Option Plan exercisable at $1.22 and $1.35 per share, respectively. One-third of the option amount of shares became immediately exercisable when the options were granted. An additional one-third may be acquired on or after December 6, 2005 and the remaining shares may acquired on and after December 6, 2006. Mr. Bakeman's option expires on December 5, 2014 and Mr. Westerholm's option expires on December 5, 2009.

The Company has never granted any stock appreciation rights to the Named Executive Officers.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
Values

The following table provides certain information concerning each exercise of stock options and during the fiscal year ended September 30, 2004 by each of the Named Executive Officers and the fiscal year-end value of unexercised options:

<captio>

      Name        Shares   Value     Number of Shares of
                 Acquired Realized      Common Stock
                    on      ($)     Underlying Unexercised      Value of Unexercised
                 Exercise             Options  at FY-End            In-the Money
                                    ( shares of common stock)     Options at FY-End
                                     Exercisable/Unexercisable   Exercisable/Unexercisable
 ----------------------------------------------------------------------------------------

Gary L. Westerholm -0-	   -0-	      1,030,000 / 0	          $204,000 / 0
Gregory N. Bakeman -0-	   -0-	        555,000 / 0	          $106,500 / 0

An option is considered "in the money" for purposes of the table if its exercise price was lower than $1.30, the market value of a share of the Company's common stock on September 30, 2004.


Long-Term Incentive Plans - Awards in Last Fiscal Year

The Company made no awards to a Named Executive Officer in the fiscal year ended
September 30, 2004 under any Long-Term Incentive Plans other than as set forth in the Option Grants Table above.

             EMPLOYMENT AGREEMENTS, TERMINATION OF EMPLOYMENT, AND
                         CHANGE IN CONTROL ARRANGEMENTS

On March 21, 2003, the Company entered into an employment agreement with each of Messrs. Westerholm, Bakeman and Sawarin. The Company has agreed to review the compensation annually during the last month of each fiscal year and to grant increases in compensation which will be effective on the first day of the immediately following calendar year, based upon the respective employee's performance, scope of responsibility assumed, compensation paid to similar employees in similar companies and such other factors as may guide us in setting reasonable compensation. In neither September 2003 nor September 2004, the Company did not review the compensation because of the Company's financial condition. In December 2004, the Board of Directors increased the compensation of Gary L. Westerholm, President, to $225,000 per year and increased the compensation of the Chief Financial Officer, Gregory N. Bakeman, to $200,000 per year both effective December 1, 2004. Unless sooner terminated as provided for in the agreements, the terms of employment continue until April 1, 2006, provided, however, that such terms shall automatically be extended for additional periods of twelve months each unless the Company gives notice, not less than three months prior to the expiration of the term, including any extensions, of the termination of the employment effective as of the next succeeding anniversary date of the expiration of the term or any extension. Each employee has the right to participate in all senior executive benefit, bonus and/or stock option plans the Company maintains and are available to the Company's senior executive officers generally. In the event of the termination of an employee's employment as a result of disability, the Company will pay him an amount equal to his base annual salary less any credit for sick pay or other benefits received by him deriving from any private medical insurance or other similar arrangements entered into by us. Any of the employees may voluntarily terminate his employment with us at any time on at least 30 days prior written notice to us and shall then be entitled to receive his base salary until the date his employment terminates and certain other benefits. If there should be
(a) a sale of substantially all the Company's assets; (b) a merger, amalgamation or consolidation of us to form a new entity; or (c) a change in control of us and as a result an employee's employment is terminated but the acquirer or the new entity, as the case may be, offers the employee employment on terms and conditions that are essentially the same or better than those provided under his respective employment agreement, if the employee refuses that offer, the employee will not be entitled to any compensation under his employment agreement. If, however, upon any of such three events the employee is not offered employment by the acquirer or new entity, then the employee shall be entitled to receive his annual salary for a period of three years from the termination and any accrued but unpaid vacation pay. All other benefits the employee may have under the senior executive benefit bonus and/or stock option plans and programs of the employer shall be determined in accordance with the terms and conditions of such plans and programs. If the Company breaches any provision of an employee's employment agreement and such breach is not cured by the Company within 15 days after receipt of written notice of the breach, the employee shall be entitled to receive his base salary for a period of three years and all other rights and benefits the employee may have under the Company's senior executive benefit, bonus and/or stock option plans and programs shall be determined in accordance with the terms and conditions of such plans and programs. The Company is in breach of each of the employment agreements because it has not paid the required salaries. On February 21, 2005, the Company was in arrears in salary payments under the employment agreements in the amounts of approximately $78,825, $50,540 and $57,960, respectively. The Company has not received written notice of the breaches from any of its executive officers.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company previously granted SOQUEM an option to purchase a 20% undivided interest in the Lac Dore project. On April 17, 2003, SOQUEM relinquished any rights it had relating to the deposits in exchange for 250,000 shares of the Company's common stock.

The Company has retained the law firm of LARSON, HARMS & BIBEAU, P.C. to perform certain legal services for it and expects to continue to do so in the future. From December 1, 2002 to December 1, 2004, the Company incurred legal fees and expenses with such firm of approximately $229,000.00. Donald C. Harms, one of the Company's directors, is a principal of LARSON, HARMS & BIBEAU, P.C. On May 15, 2003, the Company issued 20,000 shares of its common stock in consideration of the forgiveness of $17,100.00 the Company owed to LARSON, HARMS & BIBEAU, P.C. At the direction of LARSON, HARMS & BIBEAU, P.C., 10,000 of the shares were issued to a trust, the sole beneficiaries and co-trustees of which are Mr. Harms and his spouse. At the time of the issuance, the market value of the Company's common stock was $.95 per share. The Company intends to hire Donald
C. Harms as its general counsel prior to April 2005 pursuant to a proposed three-year contract under which he will receive an annual base salary of $175,000.00. The other terms of the contract will be substantially the same as those of the contracts with the Company's three executive officers. Upon Mr. Harms' employment, he will also receive an option for the purchase of 150,000 shares similar to the option granted to Mr. Bakeman in December 2004 as described above. The per share exercise price of Mr. Harms' option will be the market value of the Company's shares on the day that Mr. Harms' employment begins.

On April 29, 2004, companies which are affiliates of John A. Popp exercised previously-issued options for the purchase of 158,100 shares of the Company's common stock at $2.00 per share.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company's directors and officers, and persons who beneficially own more than 10% of the outstanding shares of Common Stock, to file reports of ownership and changes in ownership of shares of Common Stock with the Securities and Exchange Commission. Based on its review of the copies of such reports received by the Company, or written representations from certain reporting persons that no reports on Form 5 were required for those persons for the fiscal year ended September 30, 2004, the Company believes that none of those persons failed to file on a timely basis, as disclosed in the applicable forms, reports required by Section 16(a) of the Exchange Act during the most recent fiscal year or with respect to any prior fiscal year, failed to file a report which was not previously reported by the Company.

                             STOCKHOLDER PROPOSALS

Proposals that stockholders intend to present at the next Annual Meeting of Stockholders and that a stockholder would like to have included in the proxy statement and form of proxy relating to that meeting must be received by the Company no later than January 4, 2006 to be considered for inclusion in the proxy statement and form of proxy relating to that meeting. Such proposals of stockholders should be made in accordance with Securities and Exchange Commission Rule 14a-8 and should be addressed to the Secretary of McKenzie Bay International, Ltd., 37899 Twelve Mile Road, Suite 300, Farmington Hills, Michigan 48331. Other proposals of stockholders that are intended to be presented at the next Annual Meeting of Stockholders must be received by the Company not later than fifteen days prior to the announced date of said meeting, or they will be considered untimely.


                            SOLICITATION OF PROXIES

The Company will bear all costs of the preparation and solicitation of proxies, including the charges and expenses of brokerage firms, banks, trustees or other nominees for forwarding proxy materials to beneficial owners. Solicitation of proxies will be made initially by mail. In addition, directors, officers and employees of the Company and its subsidiaries may solicit proxies personally or by telephone or facsimile without additional compensation. Proxies may be solicited by nominees and other fiduciaries and by the Company's transfer agent who may mail materials or otherwise communicate with beneficial owners of shares held by them.


							By Order of the Board of Directors

							Donald C. Harms
March 4, 2005
Farmington Hills, Michigan
---------------------------------------------

EXHIBIT 'A'


                        MCKENZIE BAY INTERNATIONAL, LTD.

                         CHARTER OF THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS

This Charter governs the organization and operation of the Audit Committee (the "Committee") of the Board of Directors of McKenzie Bay International, Ltd. (the "Company") and has been approved by the Company's Board of Directors. All amendments to this Charter must be approved by the Board of Directors.

Committee Purpose and Role

The Committee is appointed by the Board of Directors to provide assistance to the Board of Directors in fulfilling its oversight responsibility relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the qualification and independence of outside auditors, the annual independent audit of the Company's financial statements and the Company's and the independent auditors' compliance with legal and regulatory requirements and ethics issues.

The Committee and any of its members must, if requested by them, be given full access to any and all information within the Company's custody or control, including, without limitation, information known to any of its officers, employees, consultants, legal counsel, independent auditors or any other member of the Board of Directors. The Committee will encourage full and free interchange among the Company's Board of Directors, President, Chief Financial Officer, other Company executives and the independent auditors. The Company's Chief Financial Officer is expected to be engaged with and supportive of a proactive philosophy that anticipates and shares with the Committee current issues and significant concerns.

The Committee is empowered to retain special legal, accounting or other advisors or consultants to advise the Committee, and it is authorized to access internal and external resources, as it deems necessary, in carrying out its responsibilities. The Committee may appoint subcommittees.

Committee Membership

The Committee shall consist of at least two directors appointed by the Board, one of whom shall be designated by the Board as Chairperson. The Board of Directors must make an affirmative determination that each member of the Committee is independent of management and the Company. Members of the Committee will be considered independent if they have no relationship that may interfere with their independence from management, receive only director's fees from the Company as compensation and otherwise qualify as independent under applicable laws, rules and regulations, including rules and regulations of the Securities and Exchange Commission.

Notwithstanding the above, one director who is not independent may serve as a member of the Committee as and if permitted by applicable laws, rules and regulations; provided that any non-independent director may not serve more than two years on the Committee and may not serve as Chairperson of the Committee.

All Committee members must: (a) have the ability to read and understand fundamental financial statements, including the Company's balance sheet, income statement, statement of cash flows and key performance indicators; (b) have the ability to understand key business and financial risks and related controls and control processes; and (c) be financially literate at the time of their appointment to the Committee, as interpreted by the Board of Directors and as may be defined by applicable laws, rules and regulations. In addition, the Chairperson of the Committee must be financially sophisticated and at least one member of the Committee must qualify as a "financial expert" as defined by applicable laws, rules and regulations. Additionally, Committee members are encouraged to participate in relevant and appropriate continuing education to better understand the Company's business and the environment in which the Company operates.

Any questions concerning a director's independence or qualification to serve on the Committee will be determined by the Board of Directors in its business judgment and in accordance with applicable laws, rules and regulations. A Committee member may be removed for any reason by a majority vote of the Board of Directors.

Committee Meetings

The Committee must hold regular meetings at least four times each fiscal year, and at any additional time as either the Board or the Committee deems necessary. Committee meetings normally will occur in conjunction with meetings of the Board of Directors. Special meetings of the Committee may be called by the Committee Chairperson or the Chief Financial Officer. In addition, the independent auditors or legal counsel may, at any time, request and cause to be convened a meeting with the Committee or Committee Chairperson, with or without management attendance. Pre-meeting materials are expected to be distributed to Committee members in sufficient time before the meeting to permit adequate review by members. Committee members are expected to review those materials before the meeting. Minutes of each meeting will be kept and distributed to all directors. Meetings will focus on substantive issues of current importance and be of duration adequate to permit full discussion of the agenda. The Committee may request that members of management and the Company's independent auditors be present at meetings.

Committee Responsibilities and Processes

The Committee's primary responsibilities are to assist the Board of Directors in its oversight of the integrity of the Company's financial statements, of the Company's compliance with legal and regulatory requirements, of the independence and qualifications of the independent auditors and of the performance of the Company's internal audit function and the independent auditors. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing the Company's annual financial statements. The Committee should take appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices and ethical behavior.

The following are the principal recurring processes of the Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may modify or supplement them as appropriate and consistent with applicable laws, rules and regulations, and as approved by the Board of Directors. The Committee's processes should remain flexible, to best react to changing conditions and circumstances. In furtherance of these purposes, the Committee has the following authority, duties and responsibilities:

	o Accountability of Independent Auditors: Establish a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board of Directors and the Committee, as representatives of the Company's stockholders.

	o Selection of Auditors; Approval of Engagements: The Committee has the sole authority and responsibility to recommend for stockholder ratification the independent auditors to examine the Company's accounts, controls and financial statements. The Committee has the sole authority to approve all audit engagement fees and terms and the Committee must pre-approve all audit and non-audit services provided to the Company by the independent auditor.

	o Review of Auditors: Annually review the performance (including effectiveness, objectivity and independence) of the independent auditors, including a review and evaluation of the lead partner of the independent auditor, and report the Committee's conclusions to the Board of Directors.

	o Report from Independent Auditors: Ensure receipt of a formal written report from the independent auditors consistent with applicable rules and regulations and standards set by the Independence Standards Board or other applicable bodies. The Committee shall review the report with respect to independence and shall discuss with the independent auditors any relationships that may adversely affect the independent auditors' objectivity or independence, and shall consider the compatibility of approved non-audit services with the auditors' independence. If the Committee is not satisfied with the auditors' assurances of independence, it must take appropriate action to ensure the independence of the independent auditors.

	o Annual Audit Plan and Related Matters: Discuss with the independent auditors the overall scope and plans for their audit, including the budget, adequacy of staffing and compensation. Also, the Committee must discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's systems to monitor, assess and manage business risk, and legal and ethical compliance programs. The Committee must review any identified audit problems or difficulties and discuss management's response(s) thereto. The Committee also must meet in separate executive sessions with management, the Company's internal auditors and the independent auditors to discuss the results of the Committee's examinations and any matter that the Committee or any of these persons believes should be discussed privately with the Committee.

	o Review of Annual Financial Statements and MD&A: Review with management and the independent auditors the Company's financial statements, including disclosures under the Company's "Management's Discussion and Analysis or Plan of Operation" to be included in the Company's Annual Report on Form 10-KSB, and recommend to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB. The Committee must review the results of the annual audit with the independent auditors and Company management, including but not limited to the following:

o	The quality and appropriateness of the Company's accounting principles
	and practices as applied to its financial reporting;

o	Adjustments to the financial statements recommended by the independent
	auditors;

o	Uncorrected misstatements aggregated by the independent auditors that
	are determined by management to be immaterial, both individually and in the aggregate, to the financial statements taken as a whole;

o	Significant audit findings during the year and management's responses
	thereto; and

o	Other matters required by the independent auditors to be communicated to
	the Committee under generally accepted auditing standards.

	o Review of Quarterly Financial Statements and MD&A: Review the Company's quarterly financial statements, including disclosures under the Company's "Management's Discussion and Analysis or Plan of Operation," with management and the independent auditors before filing of the Company's Quarterly Report on Form 10-QSB. The Committee must review the results of the quarterly reviews with the independent auditors and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

	o Review of Systems and Controls: Review with management and the independent auditors the quality, adequacy and effectiveness of the Company's accounting, financial and disclosure controls and procedures, including computerized information systems and controls, the Company's systems to monitor, assess and manage business risks and the adequacy of the Company's resources. The Committee also must meet separately with management and the independent auditors to discuss the results of the Committee's examinations.

	o Complaints: Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by the Company's employees of concerns regarding questionable accounting or auditing matters.

	o Investigations: Investigate, when deemed necessary, potential improprieties or known improprieties in Company operations. The Committee must conduct investigations and, if necessary, retain outside experts with respect to any alleged illegality that may be brought to the Committee's attention. The Committee has the ability to investigate any matter within the scope of its responsibility and engage legal counsel, independent experts and other resources to assist in any such investigation.

	o Review of Company Policies and Practices: Review the adequacy of the Company's policies and practices related to:

	 	o	related party transactions;
	 	o	codes of conduct and/or ethics;
		o	conflicts of interest; and
		o	compliance with key regulatory issues.

	o Review of Risks: Meet periodically with management and the independent auditors to review important financial and operating topics that present potential significant risk to the Company and the steps management has taken to monitor and control such exposures.

	o Legal and Regulatory Matters: Review reports from the Company's counsel on the status of any legal or regulatory matters, such as threatened or pending litigation, that may result in a material financial impact to the Company.

	o Earnings Releases: Review earnings press releases and guidance provided by the Company to analysts or rating agencies. The Chairperson may represent the entire Committee for purposes of this review.

	o Reports in Securities Filings: Prepare an annual Committee report and any other disclosure required in the Company's annual proxy statement or other securities filings.

	o Auditing and Accounting Principles: Consider major changes and other questions regarding the appropriate auditing and accounting principles and practices for the Company.

	o Annual Performance Evaluation: Assist the Board of Directors with an annual performance evaluation of the Committee, including the Committee's adherence to this Charter.

	o Review of Charter: Review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board of Directors. Ensure that this Charter is included as an appendix to the Company's proxy statement at least once every three years (or as otherwise required by applicable laws, rules and regulations).

	o Hiring of Certain Employees: Establish or approve Company hiring policies for employees or former employees of the independent auditors.

	o Other: Report regularly to the Board of Directors and undertake such other responsibilities as are required by applicable laws, rules and regulations or are assigned by the Board of Directors.

Although the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete, accurate and in accordance with generally accepted accounting principles. These tasks are the responsibility of management and the independent auditors. It is not the duty of the Committee to conduct investigations, to resolve disagreements between management and the independent auditors or to assure compliance with laws and regulations.
------------------------------------------------------------------
Exhibit 'B'

 PROXY           MCKENZIE BAY INTERNATIONAL, LTD.        PROXY
                        37899 Twelve Mile Rd., Suite 300
                        Farmington Hills, Michigan 48331

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD APRIL 14, 2005

The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement for the Annual Meeting of Stockholders of McKenzie Bay International, Ltd. to be held on April 14, 2005 and the Annual Report on Form 10-KSB for the fiscal year ended September 30, 2005 and hereby appoints Gary L. Westerholm as attorney and proxy of the undersigned, with full power of substitution, to vote all shares of the undersigned in McKenzie Bay International, Ltd. at such Annual Meeting, and at any adjournment(s) thereof, for the purpose of acting upon the proposals referred to below , and of acting in his discretion upon such other matters as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED AND DELIVERED, WILL BE VOTED AS DIRECTED BELOW BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS INDICATED, IT WILL BE VOTED FOR ALL OF THE NOMINEES FOR DIRECTORS LISTED BELOW AND FOR ITEM 2. THIS PROXY WILL ALSO BE VOTED IN THE DISCRETION OF THE PROXY HOLDER WITH RESPECT TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) OF THE MEETING.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS LISTED ON THIS PROXY CARD AND FOR THE APPROVAL OF ITEMS 2.
________________________________________

 The proxy cannot vote your shares unless you sign and return this card by mail or facsimile.

Please mark your vote by filling in the appropriate boxes, using dark ink only.



1.	To elect nine directors.   For [ ]  Withhold []   Gary L. Westerholm
						          Gregory N. Bakeman
To withhold authority to 			          John W. Sawarin
vote for any individual				          Rocco J. Martino
nominee(s), strike t				          Stephen D. McCormick
hrough the name of the				          Donald C. Harms
nominee(s) in the list				          Doris F. Galvin
at right. 					          John J. DiMora
		 				          John A. Popp

2. To ratify the Board of Directors' For[ ] Against[ ] Abstain[ ] appointment of BDO Seidman,
    LLP as the independent
    auditors for the current fiscal
     year.


SIGNATURE(S)______________________________  Date: ____________________, 2005

Note:	Please sign exactly as your name(s) appears on this Proxy. When signing on behalf of a corporation, partnership, guardian or trustee, indicate title or capacity of person signing. If shares are held jointly, each holder should sign.

PLEASE NOTE: The total amount of shares held in this account is the last number listed on the top row of the address label above the holder name.

                                              PLEASE SEND THIS PROXY CARD FOR
                                              TABULATION TO:

                                              SIGNATURE STOCK TRANSFER, INC.
                                              2301 OHIO DRIVE, SUITE 100
                                              PLANO, TEXAS 75093

                                              FOR FASTER RESULTS FAX THIS
                                              PROXY CARD TO SIGNATURE'S
                                              OFFICE AT (972) 612-4122